UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2007

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2007, Blockbuster UK Limited (the “Seller”), a subsidiary of Blockbuster Inc. (the “Company”), entered into an agreement (the “Purchase Agreement”) with THE GAME GROUP PLC (“Buyer”), pursuant to which the Buyer acquired, effective as of 11:59 p.m., London time, on May 1, 2007, all of the outstanding capital stock of Games Station Limited (“Gamestation”) from the Seller for $151.2 million in cash (the “Sale”). The purchase price is subject to adjustments for working capital and expenses incurred in connection with opening certain new stores.

The Purchase Agreement contains customary representations and warranties of the parties and an agreement of the Seller and its affiliates not to compete against Gamestation under terms set out in the Purchase Agreement.

In connection with the execution of the Purchase Agreement, the Seller and the Buyer entered into a Tax Deed dated May 2, 2007, setting forth the allocation of liability for taxes with respect to Gamestation.

The foregoing descriptions of the Purchase Agreement and the Tax Deed do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Tax Deed, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.

On May 2, 2007, the Company issued a press release announcing the completion of the Sale, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The accompanying unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated financial statements of the Company to give effect to the Sale assuming the Sale had been effective for the periods indicated. The Gamestation historical amounts have been adjusted to reflect that the Company retained 34 Gamestation locations that operate as a “store-in-store” within Blockbuster stores.

Certain information and notes normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma information. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company contained in its 2006 Annual Report on Form 10-K.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the Sale was consummated on December 31, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the Sale occurred on January 1, 2004. The unaudited pro forma condensed consolidated financial statements do not reflect the final adjustment to the purchase price pursuant to the working capital adjustment provisions of the Purchase Agreement. The unaudited pro forma condensed consolidated financial statements are presented for purposes of illustration only, in accordance with the adjustments and estimates set forth below, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Sale been consummated on the dates as of which, or at the beginning of the period which, the Sale is being given effect, nor are they necessarily indicative of future operating results or financial position of the Company.

BLOCKBUSTER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

At December 31, 2006

(in millions)

	Historical Blockbuster	Gamestation	Pro Forma Adjustments			Pro Forma Blockbuster
ASSETS
Current Assets:
Cash and cash equivalents	$394.9	$55.2	$15.1	(a	)	$354.8
Receivables, net	133.8	2.2	—			131.6
Merchandise inventories	343.9	45.4	—			298.5
Rental library, net	457.1	—	—			457.1
Deferred income taxes	14.1	—	—			14.1
Prepaid and other current assets	221.8	10.9	—			210.9

Total current assets	1,565.6	113.7	15.1			1,467.0

Property and equipment, net	580.1	13.6	—			566.5
Deferred income taxes	129.3	0.2	—			129.1
Intangibles, net	27.5	20.8	—			6.7
Goodwill	807.7	—	(30.2)	(b	)	777.5
Other assets	27.0	—	(1.5)	(c	)	25.5

	$3,137.2	$148.3	$(16.6)			$2,972.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$517.7	$50.0	$—			$467.7
Accrued expenses	670.9	23.7	5.0	(d	)	652.2
Current portion of long-term debt	73.4	—	(4.5)	(e	)	68.9
Current portion of capital lease obligations	11.3	—	—			11.3
Deferred income taxes	122.0	—	—			122.0

Total current liabilities	1,395.3	73.7	0.5			1,322.1

Long-term debt, less current portion	851.0	—	(131.6)	(e	)	719.4
Capital lease obligations, less current portion	48.5	—	—			48.5
Other liabilities	100.0	—	—			100.0

	2,394.8	73.7	(131.1)			2,190.0
Commitments and contingencies

Total stockholders’ equity	742.4	74.6	114.5	(f	)	782.3

	$3,137.2	$148.3	$(16.6)			$2,972.3

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated balance sheet.

BLOCKBUSTER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2006

(in millions, except per share amounts)

	Historical Blockbuster	Gamestation	Pro Forma Adjustments			Pro Forma Blockbuster
Revenues:
Rental revenues	$4,030.1	$—	$—			$4,030.1
Merchandise sales	1,432.2	377.7	—			1,054.5
Other revenues	61.2	1.9	—			59.3

	5,523.5	379.6	—			5,143.9

Cost of sales:
Cost of rental revenues	1,400.4	—	—			1,400.4
Cost of merchandise sold	1,075.3	291.4	—			783.9

	2,475.7	291.4	—			2,184.3

Gross profit	3,047.8	88.2	—			2,959.6

Selling, general and administrative expenses	2,755.0	78.9	—			2,676.1
Depreciation and intangible amortization	208.6	9.4	—			199.2
Impairment of goodwill and other long-lived assets	5.1	—	—			5.1

	2,968.7	88.3	—			2,880.4

Operating income (loss)	79.1	(0.1)	—			79.2
Interest expense	(101.6)	—	11.3	(g	)	(90.3)
Interest income	9.9	0.4	—			9.5
Other items, net	4.1	—	—			4.1

Income (loss) from continuing operations before income taxes	(8.5)	0.3	11.3			2.5
Benefit (provision) for income taxes	76.4	(0.6)	—	(h	)	77.0

Income (loss) from continuing operations	$67.9	$(0.3)	$11.3			$79.5

Income per share from continuing operations:
Basic and diluted	$0.30					$0.36

Weighted-average shares outstanding:
Basic	187.1					187.1

Diluted	189.0					189.0

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated statement of operations.

BLOCKBUSTER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2005

(in millions, except per share amounts)

	Historical Blockbuster	Gamestation	Pro Forma Adjustments		Pro Forma Blockbuster
Revenues:
Rental revenues	$4,160.3	$—	$—		$4,160.3
Merchandise sales	1,488.8	295.1	—		1,193.7
Other revenues	72.2	1.2	—		71.0

	5,721.3	296.3	—		5,425.0

Cost of sales:
Cost of rental revenues	1,399.1	—	—		1,399.1
Cost of merchandise sold	1,164.9	223.2	—		941.7

	2,564.0	223.2	—		2,340.8

Gross profit	3,157.3	73.1	—		3,084.2

Selling, general and administrative expenses	2,976.8	69.0	—		2,907.8
Depreciation and intangible amortization	226.6	9.2	—		217.4
Impairment of goodwill and other long-lived assets	341.9	—	—		341.9

	3,545.3	78.2	—		3,467.1

Operating loss	(388.0)	(5.1)	—		(382.9)
Interest expense	(98.7)	—	8.8	(g)	(89.9)
Interest income	4.1	0.1	—		4.0
Other items, net	(2.4)	—	—		(2.4)

Income (loss) from continuing operations before income taxes	(485.0)	(5.0)	8.8		(471.2)
Benefit (provision) for income taxes	(63.3)	1.1	—	(h)	(64.4)

Income (loss) from continuing operations	$(548.3)	$(3.9)	$8.8		$(535.6)

Loss per share from continuing operations:
Basic and diluted	$(2.98)				$(2.91)

Weighted-average shares outstanding:
Basic and diluted	183.9				183.9

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated statement of operations.

BLOCKBUSTER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2004

(in millions, except per share amounts)

	Historical Blockbuster	Gamestation	Pro Forma Adjustments			Pro Forma Blockbuster
Revenues:
Rental revenues	$4,376.1	$—	$—			$4,376.1
Merchandise sales	1,465.1	254.9	—			1,210.2
Other revenues	91.3	1.0	—			90.3

	5,932.5	255.9	—			5,676.6

Cost of sales:
Cost of rental revenues	1,237.6	—	—			1,237.6
Cost of merchandise sold	1,141.1	188.3	—			952.8

	2,378.7	188.3	—			2,190.4

Gross profit	3,553.8	67.6	—			3,486.2

Selling, general and administrative expenses	3,045.4	52.3	—			2,993.1
Depreciation and intangible amortization	247.3	6.6	—			240.7
Impairment of goodwill and other long-lived assets	1,502.7	—	—			1,502.7

	4,795.4	58.9	—			4,736.5

Operating income (loss)	(1,241.6)	8.7	—			(1,250.3)
Interest expense	(38.1)	—	5.2	(g	)	(32.9)
Interest income	3.6	0.1	—			3.5
Other items, net	1.6	—	—			1.6

Income (loss) from continuing operations before income taxes	(1,274.5)	8.8	5.2			(1,278.1)
Benefit (provision) for income taxes	20.8	(3.0)	(2.0)	(h	)	21.8

Income (loss) from continuing operations	$(1,253.7)	$5.8	$3.2			$(1,256.3)

Loss per share from continuing operations:
Basic and diluted	$(6.92)					$(6.93)

Weighted-average shares outstanding:
Basic and diluted	181.2					181.2

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated statement of operations.

Blockbuster historical amounts represent our condensed consolidated balance sheet and statements of operations derived from our Annual Report on Form 10-K for the year ended December 31, 2006.

The Gamestation amounts represent the historical condensed consolidated balance sheet and statements of operations of our wholly-owned subsidiary included in the consolidated financial statements of Blockbuster Inc. These historical amounts have been adjusted to reflect that Blockbuster retained 34 Gamestation locations that operate as a “store-in-store” within Blockbuster stores.

Pro Forma Adjustments

The pro forma adjustments to the balance sheet have been prepared assuming the transaction occurred as of December 31, 2006. The proforma adjustments to the statements of operations have been prepared assuming the transaction occurred as of January 1, 2004 and are described in further detail as follows:

Condensed Consolidated Balance Sheet

(a)	Amount represents cash received from the sale of Gamestation of $151.2 million less the amount used to retire the Company’s long-term debt. These amounts are subject to change based on the final working capital adjustment pursuant to the agreement.

(b)	Amount represents goodwill allocated to Gamestation upon sale as required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

(c)	Amount represents the reduction of deferred financing costs associated with the retirement of the Company’s outstanding debt.

(d)	Amount represents the accrual for estimated costs incurred in connection with the sale of Gamestation.

(e)	Amounts represent cash proceeds used to retire the Company’s outstanding debt. A portion of any proceeds received from the final working capital adjustment will be further used to reduce the Company’s outstanding debt.

(f)	Amount represents adjustments noted above in addition to the estimated gain on sale of $47.3 million. This gain is subject to adjustment once the closing balance sheet for Gamestation is completed and the working capital adjustment pursuant to the agreement is finalized.

Condensed Consolidated Statement of Operations

(g)	Amounts represent reduced interest expense, calculated at historical rates, from the use of $136.1 million of cash proceeds to retire the Company’s outstanding debt assuming the disposition occurred as of January 1, 2004. No interest income was calculated for the period in fiscal 2004 where the proceeds exceeded our indebtedness.

(h)	Amounts represent the income tax effects of the pro forma adjustments, calculated at historical effective tax rates. During 2005, Blockbuster recorded a valuation allowance against the Company’s deferred tax assets and, as such the Company was not a taxpayer during 2006 or 2005.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement for the Sale and Purchase of the Entire Issued Share Capital of Games Station Limited, dated May 2, 2007, between THE GAME GROUP PLC and Blockbuster UK Limited. The Company will file supplementally with the Securities and Exchange Commission upon request a copy of any schedule to the Purchase Agreement omitted from this Exhibit 10.1.

10.2	Tax Deed, dated May 2, 2007, between THE GAME GROUP PLC and Blockbuster UK Limited.

99.1	Press release, dated May 2, 2007.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure), including the press release furnished as an exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: May 7, 2007	By:	/s/ Larry J. Zine
	Name:	Larry J. Zine
	Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement for the Sale and Purchase of the Entire Issued Share Capital of Games Station Limited, dated May 2, 2007, between THE GAME GROUP PLC and Blockbuster UK Limited. The Company will file supplementally with the Securities and Exchange Commission upon request a copy of any schedule to the Purchase Agreement omitted from this Exhibit 10.1.

10.2	Tax Deed, dated May 2, 2007, between THE GAME GROUP PLC and Blockbuster UK Limited.

99.1	Press release, dated May 2, 2007.